Destra Alternative Access Fund

(f/k/a Multi-Strategy Growth & Income Fund)

Supplement dated December 3, 2018
to the Prospectus and Statement of Additional Information

dated July 1, 2018 and supplemented on August 21, 2018

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Effective immediately, Destra Capital Advisors LLC (“Destra”) replaces Pinhook Capital, LLC (f/k/a LCM Investment Management, LLC) (“Pinhook”) as the investment adviser to Multi-Strategy Growth & Income Fund (the “Fund”). The Fund, Destra and Pinhook have entered into a sub-advisory agreement, where Pinhook will serve as sub-adviser to the Fund.

At an in-person meeting held on October 3, 2018, the Fund’s Board of Trustees approved the appointment of Destra, to serve as investment adviser and Pinhook to serve as investment sub-adviser to the Fund. A shareholder meeting was held on November 20, 2018, at which time the shareholders approved an investment advisory agreement with Destra and an investment sub-advisory agreement with Pinhook by vote of a majority of the Fund’s outstanding shares.

Any references to LCM, in the Fund’s Prospectus and Statement of Additional Information, as the adviser to the Fund are hereby replaced with Destra. The Prospectus and Statement of Additional Information are updated to reflect Pinhook as the current sub-adviser to the Fund. All remaining references to LCM are hereby replaced with Pinhook.

The following paragraphs replace the current information listed under the section heading “Management of the Fund-Investment Adviser” on page 21 of the Fund’s Prospectus in its entirety.

Investment Adviser

Destra Capital Advisors LLC ( the “Adviser”), located at 444 West Lake Street, Suite 1700, Chicago, IL, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Destra Capital Management, LLC, a holding company, which is in turned controlled by Continuum Funds Holdings, LLC. As of September 30, 2018 the Adviser had approximately $299 million in assets under management.

Under the general supervision of the Fund’s Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under an investment management agreement (the “Investment Management Agreement”) a monthly management fee computed at the annual rate of 1.35% of the daily net assets of the Fund. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection. In addition, the Adviser and the Fund have entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which, until November 30, 2020, the Adviser has agreed to reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or

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reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including, for example, options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.95% of Class A shares’ net assets, 2.45% of Class L shares’ net assets, 2.70% of Class C shares’ net assets, and 1.70% of Class I shares’ net assets. Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. During the initial term, this agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Adviser. Thereafter, any party may terminate the Expense Limitation Agreement upon 60 days’ notice to the other party.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement will be available in the Fund’s annual report to shareholders for the period ended February 28, 2018.

The following section is inserted below the sub heading titled “Management of the Fund- Investment Adviser” on page 21 of the Fund’s Prospectus.

The Sub-Adviser

Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”), the Adviser has engaged Pinhook Capital, LLC (formerly LCM Investment Management, LLC) (the “Sub-Adviser”) to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of the Adviser. The Sub-Adviser was established in June 2011 for the purpose of providing investment management services to institutional investors such as the Fund. The Sub-Adviser, located at 13520 Evening Creek Drive N., Suite 300, San Diego, CA 92128, had $534 million in assets under management as of September 30, 2018.

The Sub-Advisory Agreement provides that the Sub-Adviser is entitled to receive an annual fee from the Adviser equal to 50% of the net revenue received by the Adviser after any fee waivers and shared expenses between the Adviser and the Sub-Adviser, subject to a maximum of 0.675% of the Fund’s average daily net assets. The Sub-Adviser is compensated by the Adviser, not the Fund. The Sub-Adviser served as investment adviser to the Fund until November 30, 2018.

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement will be available in the Fund’s annual report to shareholders for the period ended February 28, 2019.

The following trustee and officer information replaces, in its entirety, the information listed under the section heading “Management of the Fund-Trustee Qualifications” on page 13 of the Fund’s Statement of Additional Information.

The Board believes each Trustee possesses experiences, qualifications, and skills valuable to the Fund. Each Trustee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms and currently serves as a director of Meridian Fund, Inc. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm.

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Michael S. Erickson. Mr. Erickson has significant leadership and financial management experience. He holds a Master of Business Administration degree from Stanford Graduate School of Business and has significant financial management experience. In addition to becoming a certified public accountant while employed by Coopers & Lybrand, he was an investment analyst and portfolio manager for Aster Investment Management for seven years and served as the Chief Financial Officer for AeroAstro, Inc., an aerospace manufacturing company, for six years. Mr. Erickson assisted with the formation of the Meridian Growth Fund and has considerable leadership experience having served on the boards of AeroAstro, Argus Software, and Decimal (an IRA administrator). In addition to the Fund and the Destra Fund complex, he presently serves on the board of the Meridian Fund. Mr. Erickson also is the Chief Financial Officer of two family-owned real estate-related companies, Erickson Holding Corp. and McGee Island, LLC, and serves on the board of McGee Island, LLC.

Jeffery S. Murphy. Mr. Murphy has significant experience in the investment management and financial services industry. Mr. Murphy held numerous positions during his 20-year tenure at Affiliated Managers Group, Inc., including in operations, finance and capital development areas. Mr. Murphy also held positions on the executive board and mutual fund board of trustees for several Affiliated Managers Group, Inc. affiliates.

Nicholas Dalmaso. Mr. Dalmaso has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc. His work experience in the mutual fund industry and educational background have prepared him to be a Trustee.

Following is a list of the Trustees and executive officers of the Trust and his or her principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is c/o Destra Alternative Access Fund, 444 West Lake Street, Suite 1700, Chicago, IL 60606.

Name, Address and Age	Position and Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in the Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Last 5 Years
Independent Trustees
John S. Emrich, CFA Birth year: 1967	Trustee since November 2018	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member (June 2012 to present) and Manager (2013 to 2015), Iroquois Valley Farms LLC (a farmland finance company.)	4	Meridian Fund, Inc. (4 portfolios)
Michael S. Erickson Birth year: 1952	Trustee since November 2018	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp. (a passive real estate holding company), 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC (a real estate management company), 2015 to present.	4	Meridian Fund, Inc. (4 portfolios)
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Jeffery S. Murphy Birth year: 1966	Trustee since November 2018	Retired (2014 to present); Executive Manager, Affiliated Managers Group, Inc. (an asset manager), 1995 to 2014.	4	Aston Funds, 2010 to 2014
Interested Trustee and Officers
Nicholas Dalmaso*** Birth year: 1965	Chairman and Trustee since November 2018

General Counsel and Chief Compliance Officer of M1 Holdings LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Finance LLC (an investment adviser), 2015 to present; General Counsel and Chief Compliance Officer of M1 Advisory Services LLC (an investment adviser), 2015 to present; Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014.

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Robert Watson Birth year: 1965	President since November 2018	Investment Product Strategist, Destra Capital Investments LLC (since 2011); Global Product & Strategic Relationship Director, Aviva Investors (asset management) (2010-2011).	n/a/	n/a
Derek Mullins Birth year: 1973	Chief Financial Officer and Treasurer since November 2018

Managing Partner, PINE Advisor Solutions; Director of Operations, Arrowpoint Asset Management, LLC (2009-2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (2013-2018).

			n/a	n/a
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Jane Hong Shissler Birth year: 1972	Chief Compliance Officer and Secretary since November 2018	General Counsel, Destra Capital Management LLC, Destra Capital Investments LLC and Destra Capital Management LLC; Partner (2012-2015) and Associate (2005-2012), Chapman and Cutler LLP.	n/a	n/a

* The term of office for the Trustees and officers listed above will continue indefinitely.

** The term “Fund Complex” refers to the Fund, the Destra International Event-Driven Credit Fund, the Destra Wolverine Dynamic Asset Fund and the Destra Flaherty & Crumrine Preferred and Income Fund, each of the latter two being a series of the Destra Investment Trust, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

*** Mr. Dalmaso is an “Interested Person” of the Fund, as defined by the 1940 Act, by reason of his position with Destra.

This Supplement, dated December 3, 2018, and the Prospectus and Statement of Additional Information dated July 1, 2018 and supplemented on August 21, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 844-9DESTRA.

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